As filed with the Securities and Exchange Commission on November 9, 2007
Registration No. 333-138341

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective Amendment No. 1 to
FORM S-3
REGISTRATION STATEMENT
Under
THE SECURITIES ACT OF 1933

COPANO ENERGY, L.L.C.
COPANO ENERGY FINANCE CORPORATION
(and certain subsidiaries identified in footnote (*) below)
(Exact name of registrant as specified in their charter)

Delaware	51-0411678
Delaware	20-3151590
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)
2727 Allen Parkway, Suite 1200
Houston, Texas 77019
(713) 621-9547
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Douglas L. Lawing
Vice President, General Counsel and Secretary
2727 Allen Parkway, Suite 1200
Houston, Texas 77019
(713) 621-9547
(Address, including zip code, and telephone number, including area code, of agent for service)
Copy to:
Jeffery K. Malonson
Vinson & Elkins LLP
2500 First City Tower
1001 Fannin Street, Suite 2500
Houston, Texas 77002
(713) 758-2222
     Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.
     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐
     If any of the securities being registered on this form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. ☑
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☑
     If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐
     If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

PART I
TABLE OF ADDITIONAL CO-REGISTRANTS
     The following are additional co-registrants that may guarantee the debt securities:
Cimmarron Gathering, LP
(Exact Name of Registrant As Specified In its Charter)

Texas	20-2901110
(State or Other Jurisdiction	(I.R.S. Employer
Of Incorporation or Organization)	Identification Number)
CMW Energy Services, L.L.C.
(Exact Name of Registrant As Specified In its Charter)

Delaware	26-1146666
(State or Other Jurisdiction	(I.R.S. Employer
Of Incorporation or Organization)	Identification Number)
Greenwood Gathering, L.L.C.
(Exact Name of Registrant As Specified In its Charter)

Delaware	26-1146730
(State or Other Jurisdiction	(I.R.S. Employer
Of Incorporation or Organization)	Identification Number)
Cantera Gas Company, LLC
(Exact Name of Registrant As Specified In its Charter)

Delaware	38-3432972
(State or Other Jurisdiction	(I.R.S. Employer
Of Incorporation or Organization)	Identification Number)
Cantera Field Services Holdings, LLC
(Exact Name of Registrant As Specified In its Charter)

Oklahoma	73-1493880
(State or Other Jurisdiction	(I.R.S. Employer
Of Incorporation or Organization)	Identification Number)
Cantera Gas Holdings, LLC
(Exact Name of Registrant As Specified In its Charter)

Delaware	20-0659235
(State or Other Jurisdiction	(I.R.S. Employer
Of Incorporation or Organization)	Identification Number)
Cantera Natural Gas, LLC
(Exact Name of Registrant As Specified In its Charter)

Delaware	11-3693993
(State or Other Jurisdiction	(I.R.S. Employer
Of Incorporation or Organization)	Identification Number)
Copano Energy/Rocky Mountains, L.L.C.
(Exact Name of Registrant As Specified In its Charter)

Delaware	26-1172414
(State or Other Jurisdiction	(I.R.S. Employer
Of Incorporation or Organization)	Identification Number)
Copano/Red River Gathering GP, L.L.C.
(Exact Name of Registrant As Specified In its Charter)

Delaware	20-8921790
(State or Other Jurisdiction	(I.R.S. Employer
Of Incorporation or Organization)	Identification Number)
Copano/Red River Gathering LP Holdings, L.L.C.
(Exact Name of Registrant As Specified In its Charter)

Delaware	20-8921744
(State or Other Jurisdiction	(I.R.S. Employer
Of Incorporation or Organization)	Identification Number)
Copano Energy/Mid-Continent, L.L.C.
(formerly known as Copano Energy Rocky Mountains and Mid-Continent, L.L.C.)
(Exact Name of Registrant As Specified In its Charter)

Delaware	20-3009666
(State or Other Jurisdiction	(I.R.S. Employer
Of Incorporation or Organization)	Identification Number)

EXPLANATORY NOTE
     This Post Effective Amendment No. 1 to the Registration Statement on Form S-3 (Commission File No. 333-138341) (the “Registration Statement”) of Copano Energy, L.L.C. and Copano Energy Finance Corporation is being filed for the purpose of adding additional registrants to the Table of Co-Registrants that may guarantee the debt securities and to reflect the name change of registrant and guarantor Copano Energy/Rocky Mountains and Mid Continent, L.L.C. to Copano Energy/Mid-Continent, L.L.C. No changes or additions are being made hereby to the two base prospectuses that already form a part of the Registration Statement. Accordingly, such base prospectuses are being omitted from this filing. This Post-Effective Amendment No. 1 shall become effective immediately upon filing with the Securities and Exchange Commission.
PART II
Information Not Required in Prospectus
Item 14. Other Expenses of Issuance and Distribution
     The following table sets forth the estimated expenses to be incurred in connection with the issuance and distribution of the Securities being registered, other than underwriting discounts and commissions, to be paid by the Registrant.

Securities and Exchange Commission registration fee	$	*
Legal fees and expenses		**
Accounting fees and expenses		**
Printing expenses		**
Listing Fees		***
Miscellaneous		**

TOTAL	$

*	Deferred in accordance with Rule 456(b) and 457(r) of the Securities Act of 1933, as amended, except for $19,069.68 which has already been paid with respect to a prior offering of common units pursuant to this Registration Statement.

**	Because an indeterminate amount of securities is covered by this registration statement, the expenses in connection with the issuance and distribution of the securities are therefore not currently determinable.

***	The listing fee is based upon the principal amount of securities listed, if any, and is therefore not currently determinable.
Item 15. Indemnification of Directors and Officers
     Section 18-108 of the Delaware Limited Liability Company Act provides that, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. Under our limited liability company agreement and subject to specified limitations, we will indemnify to the fullest extent permitted by law, from and against all losses, claims, damages or similar events any director or officer, or while serving as a director or officer, any person who is or was serving as a tax matters member or as a director, officer, tax matters member, employee, partner, manager, fiduciary or trustee of any or our affiliates. Additionally, we may indemnify from and against all losses, claims, damages or similar events any person who is or was an employee (other than an officer) or agent of our company to the extent permitted by law and authorized by our Board of Directors.
     Any indemnification under our limited liability company agreement will only be out of our assets. We are authorized to purchase insurance against liabilities asserted against and expenses incurred by persons for our activities, regardless of whether we would have the power to indemnify the person against liabilities under our limited liability company agreement.
     Additionally, we have entered into indemnification agreements with each of our directors and officers and the officers of Scissor Tail Energy, LLC, our indirect wholly-owned subsidiary. The indemnification agreements provide each officer and director the maximum indemnification protection permitted under Delaware law with respect to actions taken in his or her capacity as a director or officer.
     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling our company as set forth above, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
     Any underwriting agreement entered into in connection with the sale of securities offered pursuant to this registration statement will provide for the indemnification of our officers and directors, including liabilities under the Securities Act.

Item 16. Exhibits
     The following documents are filed as exhibits to this Registration Statement, including those exhibits incorporated herein by reference to a prior filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as indicated in parentheses:

Exhibit
Number	Description
**1.1	Form of Underwriting Agreement.
2.1	Membership Interest Purchase Agreement by and among ScissorTail Energy, LLC, Hamilton ScissorTail LLC, ScissorTail Holdings, LLC, Jay A. Precourt, Fredric C. Hamilton, Copano Energy, L.L.C. and Copano Energy/Rocky Mountains and Mid-Continent, L.L.C. dated as of June 20, 2005 (incorporated by reference to Exhibit 10.26 to Quarterly Report on Form 10-Q filed August 15, 2005).
2.2	Purchase Agreement dated as of August 31, 2007 among Copano Energy, L.L.C., Copano Energy/Rocky Mountains, L.L.C., and Cantera Resources Holdings LLC (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed October 25, 2007).
4.1	Form of Senior Indenture.
4.2	Form of Subordinated Indenture.
**4.3	Form of Debt Security.
4.4	Third Amended and Restated Limited Liability Company Agreement of Copano Energy, L.L.C. dated April 30, 2007 (incorporated by reference to Exhibit 3.1 to Current Report on Form 8-K filed April 30, 2007).
4.5	Amendment No. 1 to Third Amended and Restated Limited Liability Company Agreement of Copano Energy, L.L.C. dated as of May 1, 2007 (incorporated by reference to Exhibit 3.1 to Current Report on Form 8-K filed May 4, 2007).
4.6	Amendment No. 2 to Third Amended and Restated Limited Liability Company Agreement of Copano Energy, L.L.C., dated October 19, 2007 (incorporated by reference to Exhibit 3.1 to Current Report on Form 8-K filed October 25, 2007).
4.7	Amendment No. 3 to Third Amended and Restated Limited Liability Company Agreement of Copano Energy, L.L.C., dated October 19, 2007 (incorporated by reference to Exhibit 3.2 to Current Report on Form 8-K filed October 25, 2007).
4.8	Stakeholders’ Agreement dated July 30, 2004, by and among Copano Energy, L.L.C., Copano Partners, L.P., R. Bruce Northcutt, Matthew J. Assiff, EnCap Energy Capital Fund III, L.P., EnCap Energy Acquisition III-B, Inc., BOCP Energy Partners, L.P., CEH Holdco, Inc., CEH Holdco II, Inc., DLJ Merchant Banking Partners III, L.P., DLJ Offshore Partners III, C.V., DLJ Offshore Partner III-1, C.V., DLJ Offshore Partners III-2, C.V., DLJ Merchant Banking III, Inc., DLJ MB Partners III GmbH & Co, KG, Millennium Partners II, L.P. and MBP III Plan Investors, L.P. (incorporated by reference to Exhibit 10.6 to Registration Statement on Form S-1 filed July 30, 2004).
4.9	Registration Rights Agreement made and entered into as of August 1, 2005, by and among Copano Energy, L.L.C. and Kayne Anderson MLP Investment Company, RCH Energy MLP Fund LP, RCH Energy MLP Fund-A LP, Tortoise Energy Infrastructure Corporation, Tortoise Energy Capital Corporation, Goldman, Sachs & Co., Energy Income and Growth Fund, Fiduciary/Claymore MLP Opportunity Fund, Alerian Opportunity Partners LP, Alerian Capital Partners LP, Strome MLP Fund, L.P., Strome Alpha, LP and Strome Family Foundation (incorporated by reference to Exhibit 10.28 to Quarterly Report on Form 10-Q filed August 15, 2005).
4.10	Registration Rights Agreement, dated as of December 29, 2005, by and among Copano Energy, L.L.C. and ZLP Fund, L.P., Structured Finance Americas, LLC and Royal Bank of Canada (incorporated by reference to Exhibit 4.8 to Annual Report on Form 10-K filed March 16, 2006).
4.11	Indenture dated as of February 7, 2006, among Copano Energy, L.L.C., Copano Energy Finance Corporation, the Guarantors parties thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed February 8, 2006).
4.12	Form of Global Note representing 8.125% Senior Notes due 2016 (incorporated by reference to Exhibit 4.2 to Current Report on Form 8-K filed February 8, 2006 (Exhibit A to Rule 144/Regulation S Appendix of Indenture)).
4.13	Registration Rights Agreement dated as of May 1, 2007 by and among Copano Energy, L.L.C., Cimmarron Gathering GP, LLC, Taos Gathering, LP and Cimmarron Transportation, L.L.C. (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed May 4, 2007).
4.14	Registration Rights Agreement by and between Copano Energy, L.L.C. and Cantera Resources Holdings LLC, dated October 19, 2007 (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed October 25, 2007).
4.15	Registration Rights Agreement by and among Copano Energy, L.L.C. and the Purchasers, dated October 19, 2007 (incorporated by reference to Exhibit 4.2 to Current Report on Form 8-K filed October 25, 2007).
5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered.
8.1	Opinion of Vinson & Elkins L.L.P. as to certain tax matters.
*12.1	Statement of Computation of Ratios of Earnings to Fixed Charges.
21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to Quarterly Report on Form 10-Q filed August 9, 2007).
*23.1	Consent of Deloitte & Touche LLP.
*23.2	Consent of KPMG LLP.
23.3	Consent of Vinson & Elkins L.L.P. (contained in Exhibits 5.1 and 8.1).
24.1	Powers of Attorney.
25.1	Form T-1 Statement of Eligibility and Qualification respecting the Senior Indenture.
25.2	Form T-1 Statement of Eligibility and Qualification respecting the Subordinated Indenture.
25.3	Form T-1 Statement of Eligibility and Qualification respecting 81/8% Senior Notes due 2016.

*	Filed herewith.

**	To be filed by amendment or as an exhibit to a Current Report on Form 8-K of the registrant.

Item 17. Undertakings.
The undersigned registrant hereby undertakes:
     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
     (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;
     (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;
     (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by registrants pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.
     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
     (4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:
     (i) If the registrant is relying on Rule 430B:
     A. Each prospectus filed by the registrant pursuant to Rule 424(b) (3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
     B. Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or
     (ii) If the registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

     (5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the registrant undertakes that in a primary offering of securities of the registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
     (i) Any preliminary prospectus or prospectus of the registrant relating to the offering required to be filed pursuant to Rule 424;
     (ii) Any free writing prospectus relating to the offering prepared by or on behalf of an undersigned registrant or used or referred to by the registrant;
     (iii) The portion of any other free writing prospectus relating to the offering containing material information about the registrant or its securities provided by or on behalf of the registrant; and
     (iv) Any other communication that is an offer in the offering made by the registrant to the purchaser.
     (6) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
     (7) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of each Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.
     (8) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act (“Act”) in accordance with the rules and regulations prescribed by the SEC under Section 305(b)2 of the Act.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 9, 2007.

COPANO ENERGY, L.L.C.
By:	/s/ John R. Eckel, Jr.
	Name:	John R. Eckel, Jr.
	Title:	Chairman of the Board and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following officers and directors of Copano Energy, L.L.C., the registrant, in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John R. Eckel, Jr. John R. Eckel, Jr.	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	November 9, 2007
/s/ Matthew J. Assiff Matthew J. Assiff	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	November 9, 2007
/s/ Lari Paradee Lari Paradee	Vice President and Controller (Principal Accounting Officer)	November 9, 2007
* James G. Crump	Director	November 9, 2007
* Ernie L. Danner	Director	November 9, 2007
* Scott A. Griffiths	Director	November 9, 2007
* Michael L. Johnson	Director	November 9, 2007
* T. William Porter	Director	November 9, 2007
* William L. Thacker	Director	November 9, 2007

*By:	/s/ Douglas L. Lawing Douglas L. Lawing Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 9, 2007.

Copano Energy Finance Corporation
By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John R. Eckel, Jr. John R. Eckel, Jr.	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	November 9, 2007
/s/ Matthew J. Assiff Matthew J. Assiff	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	November 9, 2007
/s/ Lari Paradee Lari Paradee	Vice President and Controller (Principal Accounting Officer)	November 9, 2007
/s/ Douglas L. Lawing Douglas L. Lawing	Director	November 9, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 9, 2007.

Copano Processing GP, L.L.C.
Copano NGL Services GP, L.L.C.
Copano Field Services GP, L.L.C.
Copano Pipelines GP, L.L.C.
Copano Pipelines (Texas) GP, L.L.C.
Copano Energy Services GP, L.L.C.
Copano Energy Services (Texas) GP, L.L.C.
Copano Field Services/Central Gulf Coast GP, L.L.C.
CPNO Services GP, L.L.C.

By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John R. Eckel, Jr. John R. Eckel, Jr.	Chairman and Chief Executive Officer (Principal Executive Officer)	November 9, 2007
/s/ Matthew J. Assiff Matthew J. Assiff	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	November 9, 2007
/s/ Lari Paradee Lari Paradee	Vice President and Controller (Principal Accounting Officer)	November 9, 2007
/s/ Douglas L. Lawing Douglas L. Lawing	Director	November 9, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 9, 2007.

Copano/Webb-Duval Pipeline GP, L.L.C. Nueces Gathering, LLC Estes Cove Facilities, L.L.C.
By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John R. Eckel, Jr. John R. Eckel, Jr.	Chairman and Chief Executive Officer (Principal Executive Officer)	November 9, 2007
/s/ Matthew J. Assiff Matthew J. Assiff	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	November 9, 2007
/s/ Lari Paradee Lari Paradee	Vice President and Controller (Principal Accounting Officer)	November 9, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 9, 2007.

Scissortail Energy, LLC Copano/Red River Gathering GP, L.L.C.
By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John R. Eckel, Jr. John R. Eckel, Jr.	Chairman and Chief Executive Officer (Principal Executive Officer)	November 9, 2007
/s/ Matthew J. Assiff Matthew J. Assiff	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	November 9, 2007
/s/ Douglas L. Lawing Douglas L. Lawing	Director	November 9, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 9, 2007.

Copano Energy/ Mid-Continent, L.L.C.
By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John R. Eckel, Jr. John R. Eckel, Jr.	Chairman and Chief Executive Officer (Principal Executive Officer)	November 9, 2007
/s/ Matthew J. Assiff Matthew J. Assiff	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	November 9, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 9, 2007.

Copano Processing, L.P.
By:	Copano Processing GP, L.L.C.
General Partner

By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 9, 2007.

Copano NGL Services, L.P.
By:	Copano NGL Services GP, L.L.C.
General Partner

By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 9, 2007.

CHC LP Holdings, L.L.C. CPG LP Holdings, L.L.C. CWDPL LP Holdings, L.L.C. CPNO Services LP Holdings, L.L.C. Copano/Red River Gathering LP Holdings, L.L.C.
By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John R. Eckel, Jr. John R. Eckel, Jr.	Chairman and Chief Executive Officer (Principal Executive Officer)	November 9, 2007
/s/ Matthew J. Assiff Matthew J. Assiff	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	November 9, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 9, 2007.

Copano Houston Central, L.L.C. Copano Pipelines Group, L.L.C.
By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John R. Eckel, Jr. John R. Eckel, Jr.	Chairman and Chief Executive Officer (Principal Executive Officer)	November 9, 2007

/s/ Matthew J. Assiff Matthew J. Assiff	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	November 9, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 9, 2007.

Copano General Partners, Inc.
By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John R. Eckel, Jr. John R. Eckel, Jr.	Chairman and Chief Executive Officer (Principal Executive Officer)	November 9, 2007
/s/ Matthew J. Assiff Matthew J. Assiff	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	November 9, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 9, 2007.

Copano Field Services/Aqua Dulce, L.P.
Copano Field Services/Copano Bay, L.P.
Copano Field Services/Karnes, L.P.
Copano Field Services/Live Oak, L.P.
Copano Field Services/South Texas, L.P.
Copano Field Services/Upper Gulf Coast, L.P.

By:	Copano Field Services GP, L.L.C.
General Partner

By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 9, 2007.

Copano Pipelines/Hebbronville, L.P. Copano Pipelines/South Texas, L.P. Copano Pipelines/Upper Gulf Coast, L.P.
By:	Copano Pipelines GP, L.L.C.
General Partner

By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 9, 2007.

Copano Pipelines/Texas Gulf Coast, L.P.
By:	Copano Pipelines (Texas) GP, L.L.C.
General Partner

By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 9, 2007.

Copano Field Services/Central Gulf Coast, L.P.
By:	Copano Field Services/Central
Gulf Coast GP, L.L.C.
General Partner

By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 9, 2007.

Copano Energy Services/Upper Gulf Coast, L.P.
By:	Copano Energy Services GP, L.L.C.
General Partner

By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 9, 2007.

Copano Energy Services/Texas Gulf Coast, L.P.
By:	Copano Energy Services (Texas) GP, L.L.C.
General Partner

By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 9, 2007.

Copano/Webb-Duval Pipeline, L.P.
By:	Copano/Webb-Duval Pipeline, GP, L.L.C.
General Partner

By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 9, 2007.

CPNO Services, L.P. Copano Risk Management, L.P.
By:	CPNO Services GP, L.L.C.
General Partner

By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 9, 2007.

Copano Energy/Rocky Mountains, L.L.C.
By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John R. Eckel, Jr. John R. Eckel, Jr.	Chairman and Chief Executive Officer (Principal Executive Officer)	November 9, 2007
/s/ Matthew J. Assiff Matthew J. Assiff	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	November 9, 2007
/s/ Lari Paradee Lari Paradee	Vice President and Principal Accounting Officer (Principal Accounting Officer)	November 9, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 9, 2007.

Cantera Natural Gas, LLC Cantera Gas Holdings, LLC Cantera Gas Company, LLC Cantera Field Services Holdings, LLC
By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John R. Eckel, Jr. John R. Eckel, Jr.	Chairman and Chief Executive Officer (Principal Executive Officer)	November 9, 2007
/s/ Matthew J. Assiff Matthew J. Assiff	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	November 9, 2007
/s/ Cynthia L. Lapp Cynthia L. Lapp	Controller (Principal Accounting Officer)	November 9, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 9, 2007.

CMW Energy Services, L.L.C. Greenwood Gathering, L.L.C.
By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John R. Eckel, Jr. John R. Eckel, Jr.	Chairman and Chief Executive Officer (Principal Executive Officer)	November 9, 2007
/s/ Matthew J. Assiff Matthew J. Assiff	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	November 9, 2007
/s/ Lari Paradee Lari Paradee	Vice President and Controller (Principal Accounting Officer)	November 9, 2007
/s/ Douglas L. Lawing Douglas L. Lawing	Director	November 9, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 9, 2007.

Cimmarron Gathering, LP
By:	Copano/Red River Gathering GP, L.L.C.
General Partner

By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

**1.1	Form of Underwriting Agreement.
2.1
Membership Interest Purchase Agreement by and among ScissorTail Energy, LLC, Hamilton ScissorTail LLC, ScissorTail Holdings, LLC, Jay A. Precourt, Fredric C. Hamilton, Copano Energy, L.L.C. and Copano Energy/Rocky Mountains and Mid-Continent, L.L.C. dated as of June 20, 2005 (incorporated by reference to Exhibit 10.26 to Quarterly Report on Form 10-Q filed August 15, 2005).

2.2
Purchase Agreement dated as of August 31, 2007 among Copano Energy, L.L.C., Copano Energy/Rocky Mountains, L.L.C., and Cantera Resources Holdings LLC (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed October 25, 2007).

4.1	Form of Senior Indenture.
4.2	Form of Subordinated Indenture.
**4.3	Form of Debt Security.
4.4
Third Amended and Restated Limited Liability Company Agreement of Copano Energy, L.L.C. dated April 30, 2007 (incorporated by reference to Exhibit 3.1 to Current Report on Form 8-K filed April 30, 2007).

4.5
Amendment No. 1 to Third Amended and Restated Limited Liability Company Agreement of Copano Energy, L.L.C. dated as of May 1, 2007 (incorporated by reference to Exhibit 3.1 to Current Report on Form 8-K filed May 4, 2007).

4.6
Amendment No. 2 to Third Amended and Restated Limited Liability Company Agreement of Copano Energy, L.L.C., dated October 19, 2007 (incorporated by reference to Exhibit 3.1 to Current Report on Form 8-K filed October 25, 2007).

4.7
Amendment No. 3 to Third Amended and Restated Limited Liability Company Agreement of Copano Energy, L.L.C., dated October 19, 2007 (incorporated by reference to Exhibit 3.2 to Current Report on Form 8-K filed October 25, 2007).

4.8
Stakeholders’ Agreement dated July 30, 2004, by and among Copano Energy, L.L.C., Copano Partners, L.P., R. Bruce Northcutt, Matthew J. Assiff, EnCap Energy Capital Fund III, L.P., EnCap Energy Acquisition III-B, Inc., BOCP Energy Partners, L.P., CEH Holdco, Inc., CEH Holdco II, Inc., DLJ Merchant Banking Partners III, L.P., DLJ Offshore Partners III, C.V., DLJ Offshore Partner III-1, C.V., DLJ Offshore Partners III-2, C.V., DLJ Merchant Banking III, Inc., DLJ MB Partners III GmbH & Co, KG, Millennium Partners II, L.P. and MBP III Plan Investors, L.P. (incorporated by reference to Exhibit 10.6 to Registration Statement on Form S-1 filed July 30, 2004).

4.9
Registration Rights Agreement made and entered into as of August 1, 2005, by and among Copano Energy, L.L.C. and Kayne Anderson MLP Investment Company, RCH Energy MLP Fund LP, RCH Energy MLP Fund-A LP, Tortoise Energy Infrastructure Corporation, Tortoise Energy Capital Corporation, Goldman, Sachs & Co., Energy Income and Growth Fund, Fiduciary/Claymore MLP Opportunity Fund, Alerian Opportunity Partners LP, Alerian Capital Partners LP, Strome MLP Fund, L.P., Strome Alpha, LP and Strome Family Foundation (incorporated by reference to Exhibit 10.28 to Quarterly Report on Form 10-Q filed August 15, 2005).

4.10
Registration Rights Agreement, dated as of December 29, 2005, by and among Copano Energy, L.L.C. and ZLP Fund, L.P., Structured Finance Americas, LLC and Royal Bank of Canada (incorporated by reference to Exhibit 4.8 to Annual Report on Form 10-K filed March 16, 2006).

4.11
Indenture dated as of February 7, 2006, among Copano Energy, L.L.C., Copano Energy Finance Corporation, the Guarantors parties thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed February 8, 2006).

4.12
Form of Global Note (included as Exhibit A to the Indenture dated as of February 7, 2006, among Copano Energy, L.L.C., Copano Energy Finance Corporation, the Guarantors parties thereto and U.S. Bank National Association, as trustee incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed February 8, 2006).

4.13
Registration Rights Agreement dated as of May 1, 2007 by and among Copano Energy, L.L.C., Cimmarron Gathering GP, LLC, Taos Gathering, LP and Cimmarron Transportation, L.L.C. (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed May 4, 2007).

4.14
Registration Rights Agreement by and between Copano Energy, L.L.C. and Cantera Resources Holdings LLC, dated October 19, 2007 (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed October 25, 2007).

4.15
Registration Rights Agreement by and among Copano Energy, L.L.C. and the Purchasers, dated October 19, 2007 (incorporated by reference to Exhibit 4.2 to Current Report on Form 8-K filed October 25, 2007).

Exhibit
Number	Description

5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered.
8.1	Opinion of Vinson & Elkins L.L.P. as to certain tax matters.
*12.1	Statement of Computation of Ratios of Earnings to Fixed Charges.
21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to Quarterly Report on Form 10-Q filed August 9, 2007).
*23.1	Consent of Deloitte & Touche LLP.
*23.2	Consent of KPMG LLP.
23.3	Consent of Vinson & Elkins L.L.P. (contained in Exhibits 5.1 and 8.1).
24.1	Powers of Attorney.
25.1	Form T-1 Statement of Eligibility and Qualification respecting the Senior Indenture.
25.2	Form T-1 Statement of Eligibility and Qualification respecting the Subordinated Indenture.
25.3	Form T-1 Statement of Eligibility and Qualification respecting 81/8% Senior Notes due 2016.

*	Filed herewith.

**	To be filed by amendment or as an exhibit to a Current Report on Form 8-K of the registrant.